Prospectus
                                                                Primary A Shares
                                                                October 1, 1998
This Prospectus describes Nations Strategic Equity Fund (the "Fund") of Nations Fund Trust, an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of the Fund -- Primary A Shares.

This Prospectus sets forth concisely the information about the Fund that a prospective purchaser of Primary A Shares should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund Trust is contained in a separate Statement of Additional Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations Fund Trust, dated October 1, 1998, is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Fund. NationsBank, N.A. ("NationsBank") is the investment sub-adviser to the Fund. As used herein the term "Adviser" shall mean NBAI and/or NationsBank as the context may require, see "How The Fund Is Managed."

SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Nations Strategic Equity Fund

For Fund information call:
1-800-765-2668


Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255




[LOGO]



TR-98583-10/98

                                Table Of Contents

                          Prospectus Summary                                  3
                          -----------------------------------------------------
About The Fund
                          Expenses Summary                                    4
                          -----------------------------------------------------

                          Objective                                           5
                          -----------------------------------------------------

                          How The Objective Is Pursued                        5
                          -----------------------------------------------------

                          How Performance Is Shown                            7
                          -----------------------------------------------------

                          How The Fund Is Managed                             8
                          -----------------------------------------------------

                          Organization And History                           10
                          -----------------------------------------------------

                          How To Buy Shares                                  11
                          -----------------------------------------------------
About Your Investment
                          How To Redeem Shares                               12
                          -----------------------------------------------------

                          How To Exchange Shares                             13
                          -----------------------------------------------------

                          How The Fund Values Its Shares                     13
                          -----------------------------------------------------

                          How Dividends And Distributions Are Made;
                          Tax Information                                    14
                          -----------------------------------------------------

                          Appendix A -- Portfolio Securities                 15
                          -----------------------------------------------------

                          No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Fund's SAI incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Nations Funds or its distributor. This Prospectus does not constitute an offering by Nations Funds or by the distributor in any jurisdiction in which such offering may not lawfully be made.

About The Fund

  Prospectus Summary

o Type of Company: Open-end management investment company.
o Investment Objective and Policies:

 o Nations Strategic Equity Fund's investment objective is to seek long-term, after-tax returns by investing in a diversified portfolio of common stocks.

o Investment Adviser: NationsBanc Advisors, Inc. serves as the investment adviser to the Fund. NBAI provides investment management services to more than 60 investment company portfolios in the Nations Funds Family. NationsBank, N.A. provides investment sub-advisory services to the Fund. For more information about the investment adviser and investment sub-adviser to the Fund, see "How The Fund Is Managed."

o Dividends and Distributions: The Fund declares and pays dividends from net investment income monthly. The Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

o Risk Factors: Although NBAI, together with the sub-adviser, seek to achieve the investment objective of the Fund, there is no assurance that they will be able to do so. Investments in the Fund are not insured against loss of principal. Investments by the Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. The U.S. stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock markets, as measured by the S&P 500 Index (as defined below) and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue. Certain of the Fund's investments may constitute derivative securities. Certain types of derivative securities can, under particular circumstances, significantly increase an investor's exposure to market and other risks. The Fund invests in foreign securities which present additional risks associated with international investing, including, among others, heightened economic and political risk. For a discussion of these and other factors, see "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in the Fund" and "Appendix A."

o Minimum Purchase: $250,000 minimum initial investment per record holder. See "How To Buy Shares."

     Expenses Summary

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize shareholder transaction and operating expenses for Primary A Shares of the Fund. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods.


PRIMARY A SHARES



                                             Nations
                                           Strategic
Shareholder Transaction Expenses          Equity Fund
Sales Load Imposed on Purchases              None
Deferred Sales Charge                        None
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees                            .75%
Other Expenses                             .27%
Total Operating Expenses                  1.02%

Examples: You would pay the following expenses on a $1,000 investment in Primary A Shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.



              Nations
            Strategic
           Equity Fund
1 Year         $10
3 Years        $32

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary A Shares will bear either directly or indirectly. The "Other Expenses" figure contained in the above table is based on estimates. For more complete descriptions of the Fund's operating expenses, see "How The Fund Is Managed."

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

     Objective

Nations Strategic Equity Fund: Nations Strategic Equity Fund's investment objective is to seek long-term, after-tax returns by investing in a diversified portfolio of common stocks.


Although the Adviser seeks to achieve the investment objective of the Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Fund will fluctuate based on market conditions. Investments in the Fund are not insured against loss of principal.

  How The Objective Is Pursued



Nations Strategic Equity Fund: The investment philosophy of the Fund is based on the belief that companies with superior long-term growth characteristics selling at reasonable prices will outperform the market over time. Therefore, the Fund will generally seek to invest in a diversified portfolio of common stocks that, in the Adviser's view are of high quality and have superior investment prospects.


The Adviser believes that the best long-term investments come from medium- to large-sized companies that have reasonable growth potential. In selecting common stocks, the Adviser first limits the investment universe to companies that have at least $1 billion in market capitalization. Next, through fundamental research, the Adviser assesses the characteristics of various industries and companies using a consistent and disciplined long-term framework. In particular, the Adviser examines industry growth prospects and the relative competitive position of companies within each industry group. This analysis identifies companies with favorable long-term prospects and those companies best positioned to capitalize on competitive advantages such as proprietary products, superior technology or distribution, and favorable cost structures. The Adviser believes that this approach is a disciplined way to identify companies with favorable prospects, competitive advantages and sensible business strategies.


After determining which companies to own, the Adviser next determines when to invest. To make this decision, the Adviser relies on a number of quantitative tools, such as evaluating a company's earnings risk, giving considerable weight to its stock valuation, and investing in good companies when investments can be made at a reasonable price.


Under normal market conditions, the Fund invests at least 65% of its total assets in the common stocks of between 50-75 issuers, diversified across most major economic sectors. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its total assets in foreign securities through investments in American Depository Receipts ("ADRs").

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

The Fund employs various techniques to seek to minimize distributions to shareholders of capital gains and investment income. These techniques may include:

  o Investing primarily in lower yielding equity securities in order to minimize distributions of investment income;

  o Managing portfolio turnover by focusing on long-term investments. It is expected that, under normal market conditions, the Fund's annual turnover will not exceed 25%;

  o Minimizing distributions of short-term capital gains, which are taxed at higher rates than long-term capital gains;

  o Once a decision to sell a particular security has been made, the Fund will generally endeavor to sell those share lots which will have the lowest tax burden to shareholders; and

  o Selling securities in order to realize capital losses when prudent. Capital losses can be used to offset capital gains, thus reducing capital gain distributions.

In addition, the Fund may employ hedging techniques instead of selling portfolio holdings in order to minimize the realization of capital gains.

Under normal market conditions, it is expected that the Fund's dividend yield will be similar to that of the securities in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")1. In the absence of unusual redemption activity, distributed capital gains are expected to be less than 10% of the Fund's total assets annually. See "Appendix A" for additional information concerning the investment practices of the Fund.

Portfolio Turnover: Generally, the Fund will purchase portfolio securities for capital appreciation and not for short-term trading profits. While it is not possible to predict exact annual portfolio turnover rates, it is expected that under normal market conditions, the annual turnover rate for the Fund will not exceed 25%. If the Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders.

Special Risk Considerations Relevant to an Investment in the Fund: Investments by the Fund in common stocks and other equity securities are subject to stock market risk. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock markets, as measured by S&P 500 Index and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.


Certain of the Fund's investments may constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under particular circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Fund's investments in particular instruments, see "Appendix A".

Year 2000 Issue: Many computer programs employed throughout the world use two digits to identify the year. Unless modified, these programs may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. Any failure to adapt these programs in time could hamper the Fund's operations. The Fund's principal service providers have advised the Fund that they have been actively working on implementing necessary changes to their systems, and that they expect that their systems will be adapted in time, although there can be no assurance of success. Because the Year 2000 issue affects virtually all organizations, the companies or governmental entities in which the Fund invest could be adversely impacted by the Year 2000 issue, although the extent of such impact cannot be predicted. To the extent the impact on a portfolio holding is negative, the Fund's return could be adversely affected.

Investment Limitations: The Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment

---------------------
1 "Standard & Poor's" and "Standard & Poor's 500" are trademarks of The
   McGraw-Hill Companies, Inc.

limitations that cannot be changed without such a vote of shareholders are described in the SAI.

The Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that the Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of the Fund's assets, the Fund will not hold more than 10% of the voting securities of any issuer.


If a percentage limitation has been met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of the Fund's portfolio securities does not mean that the limitation has been violated.


The investment objective and policies of the Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. If the investment objective or policies of the Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

  How Performance Is Shown

From time to time, the Fund may advertise the "total return" and "yield" on a class of shares. Total return and yield figures are based on historical data and are not intended to indicate future performance. The "total return" of a class of shares of the Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the Fund's advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividends and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gain distributions. Total return also may be presented for other periods.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of the Fund by the maximum public offering price per share on the last day of that period.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

Any fees charged by an Institution (as defined below) directly to its customers' accounts in connection with investments in the Fund will not be included in calculations of total return or yield. The Fund's annual report contains additional performance information and is available upon request without charge from the Fund's distributor, an investor's Institution or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.

  How The Fund Is Managed

The business and affairs of Nations Fund Trust are managed under the direction of its Board of Trustees. The SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust.

As described below, the Fund is advised by NBAI which is responsible for the overall management and supervision of the investment management of the Fund. The Fund also is sub-advised by a separate investment sub-adviser, which as a general matter is responsible for the day-to-day investment decisions for the Fund.

Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

NationsBank Corporation, the parent company of NationsBank, has signed an agreement to merge with BankAmerica Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. NationsBank and NBAI have advised the Fund that the merger will not reduce the level or quality of advisory and other services provided to the Fund.


Investment Adviser: NationsBanc Advisors, Inc. serves as investment adviser to the Fund pursuant to an investment advisory agreement with Nations Fund Trust. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


NationsBank, through its division, NationsBank Private Investments, with principal offices at 100 North Broadway, St. Louis, Missouri 63102, serves as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement.


Subject to the general supervision of Nations Fund Trust's Board of Trustees, and in accordance with the Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for the Fund, makes decisions with respect to and places orders for the Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser, or which have sold shares in the Fund, if the Adviser believes that the quality of the transactions and the commissions are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which NationsBank has a lending relationship.


For the services provided and expenses assumed pursuant to the investment advisory agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the Fund's average daily net assets.


For services provided pursuant to the investment sub-advisory agreement, NBAI will pay NationsBank sub-advisory fees, computed daily and paid monthly, at the annual rate of .25% of the Fund's average daily net assets.

From time to time, NBAI (and/or NationsBank) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by the Fund.


Michael E. Kenneally, CFA, is Portfolio Manager of the Fund. He has been the President and Chief Investment Officer of NationsBank Private Investments since 1997, and is responsible for equity and fixed-income investment management, research, trading, and investment strategy. Prior to assuming his current duties, Mr. Kenneally was a managing director in charge of the fundamental and quantitative research efforts of Boatmen's Trust Company ("Boatmen's"), as well as small-capitalization, passive, and international equity investment. He holds both a bachelor's degree in economics and an MBA in finance from the University of Missouri. He joined Boatmen's in 1983, working as a research analyst before joining the institutional portfolio management staff in 1986. Mr. Kenneally managed fixed-income portfolios until 1989 when he assumed a senior equity portfolio manager position. In 1992, he became Senior Vice President in charge of quantitative applications, with responsibility for investment product development, quantitative research, and derivative strategies. A Chartered Financial Analyst, he is a member of the Association for Investment Management and Research (AIMR), the International Society of Financial Analysts, the Chicago Quantitative Alliance, and the New York Society of Quantitative Analysts. In addition, Mr. Kenneally is Chairman of River City Capital Management and also serves on the Board of Trustees of the St. Louis Society of Financial Analysts.


Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the investment advisory agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

Other Service Providers: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to an administration agreement. Stephens provides various administrative and corporate secretarial services to the Fund, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Fund.


First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to a co-administration agreement. Under the co-administration agreement, First Data provides various administrative and accounting services to the Fund including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Fund. For the services rendered pursuant to the administration and co-administration agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of the Fund's average daily net assets.


NBAI serves as sub-administrator for the Funds pursuant to a sub-administration agreement. Pursuant to the terms of the sub-administration agreement, NBAI assists Stephens in supervising, coordinating and monitoring various aspects of the Fund's administrative operations. For providing such services, NBAI is entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Fund's average daily net assets.

Shares of the Fund are sold on a continuous basis by Stephens, as the Fund's sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Fund. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Primary A Shares of the Fund.

The Adviser may also pay out of its own assets amounts to Stephens or other broker/dealers in connection with the provision of administrative and/or distribution related services to shareholders.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/ dealers or financial institutions that sell shares of the Fund may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

The Bank of New York ("BONY" or the "Custodian"), located at 90 Washington Street, New York, New York 10286, provides custodial services for the assets of all Nations Funds except the international funds. In return for providing custodial services to the Nations Fund Family, BONY is entitled to receive, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations Funds' non-money market funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations Funds' money market funds.

First Data serves as transfer agent (the "Transfer Agent") for the Fund's Primary A Shares. NationsBank serves as the sub-transfer agent for the Fund's Primary A Shares and is entitled to receive an annual fee of $251,000 from First Data for performing such services.

PricewaterhouseCoopers LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

Expenses: The accrued expenses of the Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Funds' Trustees and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Any general expenses of Nations Fund Trust that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust or in such other manner as the Board of Trustees deems appropriate.

  Organization And History

The Fund is a member of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves, Nations Annuity Trust and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 60 distinct investment portfolios and total assets in excess of $40 billion.

Nations Fund Trust: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Fund currently offers one class of shares -- Primary A Shares. To obtain additional information regarding other Funds which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-765-2668.

Each share in Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of when the Investment Company Act of 1940, as amended (the "1940 Act") requires voting by fund.


As of October 1, 1998, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

About Your Investment

  How To Buy Shares

There is a minimum initial investment of $250,000 for each record holder; there is no minimum subsequent investment.

Primary A Shares of the Fund may be sold to financial institutions (including NationsBank and its affiliated and correspondent banks) and fee-based planners acting on behalf of their customers, employee benefit plans, charitable foundations, endowments and to other funds in the Nations Funds Family.

The Fund reserves the right, in its discretion, to make Primary A Shares available to other categories of investors, including those who become eligible in connection with a merger or reorganization.

Primary A Shares are sold at net asset value without the imposition of a sales charge. Financial institutions ("Institutions") acting on behalf of their customers ("Customers") may establish certain procedures for processing Customers' purchase orders and may charge their Customers for services provided to them in connection with their investments.

Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Primary A Shares is recorded on the books of the Fund and share certificates are not issued. It is the responsibility of Institutions, when applicable, to record beneficial ownership of Primary A Shares and to reflect such ownership in the account statements provided to their Customers.

Effective Time of Purchases: Purchase orders for Primary A Shares in the Fund which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day. In the event that the Exchange closes early, purchase orders received prior to closing will be priced as of the time the Exchange closes and purchase orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day. Purchase orders are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following the receipt of the order, as determined above. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution or investor placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution or investor. Primary A Shares are purchased at net asset value per share next determined after receipt of the order by Stephens, the Transfer Agent or their respective agents.


Institutions are responsible for transmitting orders for purchases of Primary A Shares by their Customers, and for delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Funds. Institutions should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

  How To Redeem Shares

Redemption orders for Primary A Shares of the Fund which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value next determined after acceptance of the order. In the event that the Exchange closes early, redemption orders received prior to closing will be priced as of the time the Exchange closes and redemption orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day.

Redemption proceeds are normally remitted in federal funds wired to the redeeming Institution or investor within three Business Days after receipt of the order.

Institutions are responsible for transmitting redemption orders to Stephens, the Transfer Agent or their respective agents and for crediting their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Funds. No charge for wiring redemption payments is imposed by Nations Funds, although Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Primary A Shares and may establish additional procedures. Information concerning any charges or procedures is available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens, the Transfer Agent or their respective agents.

Nations Funds may redeem a shareholder's Primary A Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. Share balances may also be redeemed at the direction of an Institution pursuant to arrangements between the Institution and its Customers. Nations Funds also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

     How To Exchange Shares

The exchange feature enables a shareholder of Primary A Shares of the Fund to acquire Primary A Shares of another Nations Fund when that shareholder believes that a shift between funds is an appropriate investment decision. An exchange of Primary A Shares for Primary A Shares of another fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received.

Primary A Shares may be exchanged by directing a request directly to the Institution, if any, through which the original Primary A Shares were purchased or in other cases Stephens, the Transfer Agent or their respective agents. Investors should consult their Institution, Stephens or the Transfer Agent for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.

The Fund and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.

The current prospectus for each Fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account.

Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shareholders should consider communicating their exchange requests by mail.

  How The Fund Values Its Shares

The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Fund are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. In the event that the Exchange closes early, shares of the Fund will be priced as of the time the Exchange closes. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Board of Trustees.

     How Dividends And Distributions Are Made; Tax Information



Dividends and Distributions: Dividends from net investment income are declared and paid monthly by the Fund. The Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Fund with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


Primary A Shares of the Fund are eligible to receive dividends when declared provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.


The net asset value of Primary A Shares in the Fund will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividend or distribution would nevertheless be taxable. Dividends and distributions are paid in cash within five Business Days of the end of the the month to which the dividend relates. Dividends are paid in the form of additional Primary A Shares of the Fund unless the Customer or investor has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary A Shares in the Fund.

Tax Information: In general, the Fund, as a "regulated investment company" for Federal income tax purposes will not be taxed on its net investment income and capital gains to the extent such earnings are distributed annually to its shareholders. The Fund intends to regularly distribute all of its net investment income and capital gains.


Distributions to shareholders from the Fund's net investment income and net short-term capital gain (for this purpose, the excess of net short-term capital gains over net long-term capital losses), if any, generally are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net capital gain (for this purpose, the excess of net long-term capital gains over net short-term capital losses) are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gain. Noncorporate shareholders may be taxed on such distributions at preferential rates. Distributions attributable to the Fund's dividend income which are paid to corporate shareholders may be excludible pursuant to the "dividends-received deduction" allowable to corporations.


In general, distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November and December of one year and distributed in January of the following year will be taxable as if they were paid to you in December of the first year. Following the end of each year, you will be notified as to the Federal income tax status of your distributions from the Fund during the year.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares.


Foreign shareholders may be subject to different tax treatment, including withholding taxes imposed on distributions at up to a 30% rate. In certain circumstances, U.S. residents may be subject to backup withholding at a 31% rate.

The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your own tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further Federal tax considerations are discussed in the SAI.

  Appendix A  --  Portfolio Securities


The following are summary descriptions of certain types of instruments in which the Fund may invest. The "How The Objective Is Pursued" section of this Prospectus identifies the Fund's permissible investments, and the SAI contains more information concerning such investments.

Bank Instruments: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Fund will limit its investments in bank obligations so they do not exceed 25% of the Fund's total assets at the time of purchase.

U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations), and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

Borrowings: When the Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Fund may borrow money from banks for temporary purposes in amounts of up to one-third of its total assets, provided that borrowings in excess of 5% of the value of the Fund's total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements with BONY, the Fund may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Commercial Instruments: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by the Fund in commercial paper will consist of issues rated in a manner consistent with the Fund's investment policies and objectives. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser, at the time of purchase, to be of comparable quality to rated instruments that may be acquired by the Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.

Convertible Securities, Preferred Stock, and Warrants: To the extent provided under "How The Objective Is Pursued," the Fund may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

Foreign Securities: The Fund may invest up to 20% of its total assets in sponsored or unsponsored ADRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Unsponsored ADRs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities.

Foreign securities include equity obligations of foreign corporations and banks. Such investments may subject the Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid, and their prices more volatile, than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.


Futures, Options and Other Derivative Instruments: To the extent provided under "How The Objective Is Pursued," the Fund may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as equity swap contracts, interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes the Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, the Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

Illiquid Securities: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Fund will not hold more than 15% of the value of its net assets in securities that are illiquid. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to the Fund within seven days after notice and illiquid restricted securities are subject to the limitation on illiquid securities.

If otherwise consistent with its investment objective and policies, the Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Fund's Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of the Fund holding such securities may increase during such period.

Money Market Instruments: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

Municipal Securities: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by the Fund, the Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by the Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," the Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by the Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to the Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to the Fund's limitation on the purchase of illiquid securities.

In addition, the Fund may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified municipal securities at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Fund does not presently intend to do so on a regular basis, the Fund may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of the Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Other Investment Companies: The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, Nations Funds' non-money market funds may purchase shares of Nations Funds' money market funds.

Real Estate Investment Trusts: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of fail-ing to qualify for tax-free pass-through of income under the Code.

Repurchase Agreements: A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a maturity of more than seven days are considered illiquid securities and are subject to the limit stated above. The Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.

Securities Lending: To increase return on portfolio securities, the Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of the Fund may not exceed 33% of the value of its total assets, which may include cash collateral received for securities loans. Cash collateral received by a Nations Fund may be invested in a Nations Funds' money market fund.

Stock Index, Interest Rate and Currency Futures Contracts: The Fund may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies for the purpose of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. Government Obligations: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.
The market value of U.S. Government obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contact terms.


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